Exhibit 99.2

SKY DIGITAL STORES CORP. AND HONGKONG FIRST DIGITAL HOLDING LIMITED

1.  Introduction to Pro Forma Condensed Combined Financial Statements (Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the transaction between SKY Digital Stores Corp. (the “Company” or “SKY Digital”) and HongKong First Digital Holding Limited (“First Digital”). In accordance with the Share Exchange Agreement, SKY Digital will acquire all of the outstanding shares of First Digital for the issuance of 23,716,035 shares of SKY Digital’s common stock.  The Share Exchange will result in a change in control of SKY Digital, with First Digital owning approximately 97.56% of SKY Digital’s common stock after giving effect to the recapitalization of First Digital and a 1 for 200 reverse split of SKY Digital’s common stock.

On April 7, 2011, Shenzhen Xing Tian Kong Digital Company Limited (“Xingtiankong”), a wholly owned subsidiary of First Digital, entered into the Share Exchange Agreement with shareholders of Shenzhen Dasen Communication Technology Company Limited (“Shenzhen Dasen”), a company incorporated in the PRC on November 26, 2007.

On April 8, 2011, Xingtiankong entered into the Amended Share Exchange Agreement with shareholders of Shenzhen Dasen. Pursuant to the Share Exchange Agreement, Xingtingkong acquired all of registered capital of Shenzhen Dasen with total consideration for  $1,213,629. As part of the agreement, Xingtiankong hired Guan, Yinyan, one of Shenzhen Dasen shareholders as its Business Consultant for three years, and will pay Mr. Guan $303,407 as total compensation for his three-year service.

Shenzhen Dasen holds 70% of the registered capital of Foshan Da Sheng Communication Chain Service Company Limited, a company incorporated in PRC on January 19, 2007.

2.  Basis of Presentation

The unaudited pro forma combined balance sheet presents the accounts of SKY Digital as of January 31, 2011 and First Digital as of December 31, 2010 as if the Share Exchange Transaction and the 1 for 200 reverse stock split were consummated on December 31, 2010.  The accompanying pro forma combined statements of operations presents the accounts of SKY Digital for the year ended January 31, 2011 and First Digital for the year ended December 31, 2010 as if the Share Exchange Transaction and 1 for 200 reverse split were consummated on January 1, 2010.  For accounting purposes, the transaction is being accounted for as a recapitalization of First Digital.

The unaudited pro forma combined balance sheets of First Digital presents the accounts of First Digital and Shenzhen Dasen as of December 31, 2010 as if the acquisition of Shenzhen Dasen were consummated on December 31, 2010. The pro forma combined statements of operations presents the accounts of First Digital and Shenzhen Dasen for the years ended December 31, 2010 as if the acquisition of Shenzhen Dasen were consummated on January 1, 2010.

All unaudited pro forma condensed combined financial statements furnished herein reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the year-ended periods presented. All such adjustments are of a normal and recurring nature. The unaudited condensed combined pro forma financial statements were prepared using the assumptions described below and in the related notes.

The unaudited condensed combined pro forma financial statements are provided for illustrative purposes only. They do not purport to represent what SKY Digital’s consolidated results of operations and financial position would have been had the transaction actually occurred as of the dates indicated, and they do not purport to project SKY Digital’s future consolidated results of operations or financial position.

2.  Basis of Presentation (Continued)

The actual adjustments to the consolidated financial statements upon the closing of the acquisition of Shenzhen Dasen, the Share Exchange Agreement and 1 for 200 reverse split will depend on a number of factors, including additional information that becomes available.  Therefore, the actual adjustments will differ from the unaudited pro forma adjustments, and the differences may be material.

The acquisition of Shenzhen Dasen will be accounted for under the acquisition method of accounting. For the purposes of determining the unaudited pro forma adjustments, the assets and liabilities of Shenzhen Dasen have been measured based on various preliminary estimates using assumptions that First Digital management believes are reasonable utilizing information currently available. The process for estimating the fair values of  identifiable intangible assets, and certain tangible assets requires the use of significant estimates and assumptions, including estimating future cash flows and developing appropriate discount rates. Transaction costs are not included as a component of consideration transferred. The excess of the purchase price (consideration transferred) over the estimated amounts of identifiable assets and liabilities of Shenzhen Dasen as of the effective date of the acquisition will be allocated to goodwill. The purchase price allocation is subject to finalization of First Digital’s analysis of the fair value of the assets and liabilities of Shenzhen Dasen as of the effective date of the acquisition. Accordingly, the purchase price allocation in the unaudited pro forma condensed combined financial statements presented above is preliminary and will be adjusted upon completion of the final valuation. Such adjustments could be material. The final valuation is expected to be completed as soon as practicable but no later than one year after the consummation of the acquisition.

3.  Common Stock Outstanding

The unaudited pro forma condensed combined statement of operations assumes the Share Exchange Transaction occurred as of the beginning of the year ended December 31, 2010.  Therefore, the weighted average number of shares outstanding for the year ended December 31, 2010 equals the total number of shares outstanding upon completion of the Exchange Transaction as follows:

Pre-Exchange Transaction Common Shares Outstanding	115,335,576

Reverse Stock Split (200 pre-shares for 1 post-shares)	578,031
Issuance of SKY Digital's shares for Recapitalization of First Digital	23,716,035
Issuance of SKY Digital's shares for its legal counsel	15,000
Post-exchange Transaction common Shares Outstanding	24,309,066

 SKY DIGITAL STORES CORP. AND HONGKONG FIRST DIGITAL HOLDING LIMITED
 PRO FORMA CONDENSED COMBINED BALANCE SHEET
 As of December 31, 2010

	HongKong First Digital Holding Limited (A)	Shenzhen Dasen Communication Technology Co. Ltd.	Adjustments		Pro Forma First Digital	SKY Digital Stores Corp.	Pro forma Adjustments		Pro forma Combined
	As of December 31, 2010	As of December 31, 2010			As of December 31, 2010	As of January 31,2011			As of December 31, 2010
	(Audited)	(Unaudited)			(Unaudited)	(Unaudited)			(Unaudited)

ASSETS
Current Assets
Cash	$38,216	$94,159			$132,375	$206			$132,581
Accounts receivable	5,473,803	242,430			5,716,233	-			5,716,233
Inventories	859,476	668,510			1,527,986	-			1,527,986
Trade deposit	589,312	102,747			692,059	-			692,059
Prepaid expenses	31,427	-			31,427	-			31,427
Other receivables	18,236	26,607			44,843	-			44,843
Total Current Assets	7,010,470	1,134,453			8,144,923	206	-		8,144,923

Property and equipment, net	93,130	17,902			111,032	-			111,032
Intangible assets	-	10,707			10,707	-			10,707
Prepaid expenses-non current	-	2,043			2,043	-			2,043
Goodwill	-		243,793	(c)	243,793	-			243,793
Total Assets	$7,103,600	$1,165,105	$243,793		$8,512,498	$206	$-		$8,512,704

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities					-
Accounts payable	$1,876,331	$25,631			1,901,962	$2,098			$1,904,060
Accrued expenses & other payables	270,009	165,950			435,959				435,959
Demand loan payable						125,000			125,000
Income tax payable	214,054	-			214,054	-			214,054
Due to shareholders-acquisition consideration	-	-	1,213,629	(c)	1,213,629	-			1,213,629
Total Current Liabilities	2,360,394	191,581	1,213,629		3,765,604	127,098	-		3,892,702

Commitments and Contingencies

Stockholders' Equity
Preferred stock						-	$-		-
Common stock						115,336	(91,027)	(a)	24,309
Additional paid-in capital						20,109,496	(16,147,142)	(a) (b)	3,962,354
Registered capital	4,113,555	1,146,132	(1,146,132)	(c)	4,113,555	-	(4,113,555)	(a)	-
Retained deficit	(50,687)	(362,971)	362,971	(c)	(50,687)	(20,351,724)	20,351,724	(b)	(50,687)
Statutory reserve	228,457	-			228,457	-			228,457
Accumulated other comprehensive income	451,881	186,767	(190,271)		448,377	-			448,377
Total Sky Digital (First Digital) Shareholders' Equity	4,743,206	969,928	(973,432)		4,739,702	(126,892)	-		4,612,810
					-
Non-controlling interest	-	3,596	3,596	(c)	3,596	-			3,596
Total shareholders' equity	4,743,206	973,524	(969,836)		4,746,894	(126,892)	$-		4,620,002
					-
Total Liabilities and Stockholders' Equity	$7,103,600	$1,165,105	$243,793		$8,512,498	$206	$-		$8,512,704

(A) Represents the Consolidated Balance Sheet of HongKong First Digital Holding Limited.("First Digital")and Subsidiaries as of December 31, 2010

SKY DIGITAL STORES CORP. AND HONGKONG FIRST DIGITAL HOLDING LIMITED
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Years Ended December 31, 2010

	HongKong First	Shenzhen Dasen Communication
	Digital Holding Limited (A)	Technology Co. Ltd.	Pro Forma First Digital	SKY Digital Stores Corp. (B)	Pro forma Adjustments		Pro forma Combined
	(Audited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)

Sales	$34,993,500	$1,552,005	$36,545,505	$-			$36,545,505
			-
Cost of goods sold	(31,290,164)	(1,142,795)	(32,432,959)	-			(32,432,959)
			-
Gross profit	3,703,336	409,210	4,112,546	-			4,112,546

Operating expenses:
General and administrative expenses	(721,633)	(388,409)	(1,110,042)	(63,778)	63,778	(b)	(1,110,042)
Selling expense	(378,867)	(147,530)	(526,397)	-			(526,397)
Total operating expenses:	(1,100,500)	(535,939)	(1,636,439)	(63,778)	63,778		(1,636,439)

Operating income	2,602,836	(126,729)	2,476,107				2,476,107
			-
Other income (expense):			-
Interest income	5,468	-	5,468	1,835	(1,835)	(b)	5,468
Other expense	-	(474)	(474)	(11,884)	11,884	(b)	(474)
Total other income (expense)	5,468	(474)	4,994	(10,049)	10,049		4,994

Income before income tax	2,608,304	(127,203)	2,481,101	(73,827)	73,827		2,481,101
			-
Income tax	(568,082)	(17,207)	(585,289)	-	-		(585,289)

Net income (loss)	2,040,222	(144,410)	1,895,812	(73,827)	73,827		1,895,812

Less: net income (loss) attributable to non-controlling interests	-	3,596	3,596				3,596
			-
Net Income Attributable to SKY Digital Shareholders	$2,040,222	$(140,814)	$1,899,408				$1,899,408

Net income for common share
Earnings per share-Basic							$0.08
Earnings per share-Diluted							$0.08

Weighted average common shares outstanding
Basic							24,309,066
Diluted							24,309,066

(A) Represents the Consolidated Statements of Incomes of HongKong First Digital Holding Limited ("First Digital") and Subsidiaries for the year ended December 31, 2010
(B) Represents the Statement of Operations of SKY Digital Stores Corp. (Formerly known as Yellowcake Mining, Inc.) for the year ended January 31, 2011

Pro Forma Adjustments

The following adjustments would be required if the Share Exchange Transaction occurred as indicated above:

(a)
To record the issuance of an aggregate of 23,716,035 common shares of SKY Digital common stock for the Share Exchange Transaction and the one for two hundred (1 for 200) reverse stock split for SKY Digital;

(b)	To reflect the share exchange and recapitalization of First Digital;

(c)	To record the acquisition of Shenzhen Dasen for aggregate consideration of approximately $1,213,629 due three months from the effective date of the agreement.

SKY DIGITAL STORES CORP. AND HONGKONG FIRST DIGITAL HOLDING LTD.

TABLE OF CONTENT

1.  Introduction to Pro Forma Condensed Combined Financial Statements (Unaudited)

The following unaudited   pro forma condensed combined financial statements give effect to the transaction between SKY Digital Stores Corp. (the “Company” or “SKY Digital”) and HongKong First Digital Holding Ltd. (“First Digital”). In accordance with the Share Exchange Agreement, SKY Digital will acquire all of the outstanding shares of First Digital for the issuance of 23,716,035 shares of SKY Digital’s common stock.  The Share Exchange will result in a change in control of SKY Digital, with First Digital owning approximately 97.56% of SKY Digital’s common stock after giving effect to the recapitalization of First Digital and a 1 for 200 reverse split of SKY Digital’s common stock.

On April 7, 2011, Shenzhen Xing Tian Kong Digital Company Limited (“Xingtiankong”), a wholly owned subsidiary of First Digital, entered into the Share Exchange Agreement with shareholders of Shenzhen Dasen Communication Technology Company Limited (“Shenzhen Dasen”), a company incorporated in the PRC on November 26, 2007.

On April 8, 2011, Xingtiankong entered into the Amended Share Exchange Agreement with shareholders of Shenzhen Dasen. Pursuant to the Share Exchange Agreement, Xingtingkong acquired all of registered capital of Shenzhen Dasen with total consideration for $1,221,354. As part of the agreement, Xingtiankong hired Guan, Yinyan, one of Shenzhen Dasen shareholders as its Business Consultant for three years, and will pay Mr. Guan $305,339 as total compensation for his three-year service.

Shenzhen Dasen holds 70% of the registered capital of Foshan Da Sheng Communication Chain Service Company Limited, a company incorporated in PRC on January 19, 2007.

2.  Basis of Presentation

The unaudited pro forma combined balance sheet presents the accounts of SKY Digital as of April 30, 2011 and First Digital as of March 31, 2011 as if the Share Exchange Transaction and the 1 for 200 reverse stock split were consummated on March 31, 2011.  The accompanying pro forma combined statements of operations presents the accounts of SKY Digital for the three months ended April 30, 2011 and First Digital for the three months ended March 31, 2011 as if the Share Exchange Transaction and 1 for 200 reverse split were consummated on January 1, 2010.  For accounting purposes, the transaction is being accounted for as a recapitalization of First Digital.

The unaudited pro forma combined balance sheet of First Digital presents the accounts of First Digital and Shenzhen Dasen as of March 31, 2011 as if the acquisition of Shenzhen Dasen were consummated on March 31, 2011. The pro forma combined statements of operations presents the accounts of First Digital and Shenzhen Dasen for  the three months ended March 31, 2011 as if the acquisition of Shenzhen Dasen were consummated on January 1, 2010.

All unaudited pro forma condensed combined financial statements furnished herein reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the year-ended periods presented. All such adjustments are of a normal and recurring nature. The unaudited condensed combined pro forma financial statements were prepared using the assumptions described below and in the related notes.

The unaudited condensed combined pro forma financial statements are provided for illustrative purposes only. They do not purport to represent what SKY Digital’s consolidated results of operations and financial position would have been had the transaction actually occurred as of the dates indicated, and they do not purport to project SKY Digital’s future consolidated results of operations or financial position.

2.  Basis of Presentation (Continued)

The actual adjustments to consolidated financial statements upon the closing of the acquisition of Shenzhen Dasen, the Share Exchange Agreement and 1 for 200 reverse split will depend on a number of factors, including additional information that becomes available.  Therefore, the actual adjustments will differ from the unaudited pro forma adjustments, and the differences may be material.

The acquisition of Shenzhen Dasen will be accounted for under the acquisition method of accounting. For the purposes of determining the unaudited pro forma adjustments, the assets and liabilities of Shenzhen Dasen have been measured based on various preliminary estimates using assumptions that First Digital management believes are reasonable utilizing information currently available. The process for estimating the fair values of  identifiable intangible assets, and certain tangible assets requires the use of significant estimates and assumptions, including estimating future cash flows and developing appropriate discount rates. Transaction costs are not included as a component of consideration transferred. The excess of the purchase price (consideration transferred) over the estimated amounts of identifiable assets and liabilities of Shenzhen Dasen as of the effective date of the acquisition will be allocated to goodwill. The purchase price allocation is subject to finalization of First Digital’s analysis of the fair value of the assets and liabilities of Shenzhen Dasen as of the effective date of the acquisition. Accordingly, the purchase price allocation in the unaudited pro forma condensed combined financial statements presented above is preliminary and will be adjusted upon completion of the final valuation. Such adjustments could be material. The final valuation is expected to be completed as soon as practicable but no later than one year after the consummation of the acquisition.

3.  Common Stock Outstanding

The unaudited pro forma condensed combined statement of operations assumes the Share Exchange Transaction occurred as of the beginning of the year ended December 31, 2010.  Therefore, the weighted average number of shares outstanding for three months ended March 31, 2011 equals the total number of shares outstanding upon completion of the Exchange Transaction as follows:

Pre-Exchange Transaction Common Shares Outstanding	115,335,576

Reverse Stock Split (200 pre-shares for 1 post-shares)	578,031
Issuance of SKY Digital's shares for Recapitalization of First Digital	23,716,035
Issuance of SKY Digital's shares for its legal counsel	15,000
Post-exchange Transaction common Shares Outstanding	24,309,066

SKY DIGITAL STORES CORP. AND HONGKONG FIRST DIGITAL HOLDING LTD.
 PRO FORMA CONDENSED COMBINED BALANCE SHEET
 As of March 31, 2011

	Hongkong first Digital	Shenzhen Dasen Communication			Pro Forma	SKY Digital	Pro forma		Pro forma
	Holding Ltd. (A)	Technology Co. Ltd.	Adjustments		First Digital	Stores Corp.	Adjustments		Combined
	As of March 31, 2011	As of March 31, 2011			As of March 31, 2011	As of April 30, 2011			As of March 31, 2011
	(Unaudited)	(Unaudited)			(Unaudited)	(Unaudited)			(Unaudited)

ASSETS
Current Assets
Cash	$82,629	$78,214			$160,843	$164			$161,007
Accounts receivable	5,774,614	540,048			6,314,662	-			6,314,662
Inventories	1,531,361	425,278			1,956,639	-			1,956,639
Trade deposit	-	4,336			4,336	-			4,336
Prepaid expenses	11,943	-			11,943	-			11,943
Security deposits and other receivables	78,286	49,194			127,480	-			127,480
Total Current Assets	7,478,833	1,097,070			8,575,903	164	-		8,576,067
					-
Property and equipment, net	169,622	17,306			186,928	-			186,928
Intangible assets	-	10,470			10,470	-			10,470
Other assets	-	1,749			1,749	-			1,749
Goodwill	-		219,776	(c)	219,776	-			219,776
Total Assets	$7,648,455	$1,126,595	$219,776		$8,994,826	$164	$-		$8,994,990
					-
LIABILITIES AND STOCKHOLDERS' EQUITY
					-
Current Liabilities					-
Accounts payable	$2,079,584				2,079,584	$23,281			$2,102,865
Accrued expenses & other payables	155,450	94,646			250,096				250,096
Loans from stockholder	75,967	-			75,967	125,000			200,967
Income tax payable	157,552	28,126			185,678	-			185,678
Due to shareholders-acquisition consideration	-	-	1,221,354	(c)	1,221,354	-			1,221,354
Total Current Liabilities	2,468,553	122,772	1,221,354		3,812,679	148,281	-		3,960,960

Deferred rent	20,453	-	-		20,453	-	-		20,453
Total Liabilities	2,489,006	122,772	1,221,354		3,833,132	148,281	-		3,981,413

Commitments and Contingencies

Stockholders' Equity
Preferred stock						-	-		-
Common stock	1,284	-			1,284	578	22,447	(a)	24,309
Additional paid-in capital	4,112,913	-			4,112,913	20,224,255	(20,395,397)	(a) (b)	3,941,771
Registered capital	-	1,146,132	(1,146,132		-
Retained earnings (deficit)	287,382	(393,545	393,545	(c)	287,382	(20,372,950)	20,372,950	(a)	287,382
Statutory reserve	274,444	-			274,444	-			274,444
Accumulated other comprehensive income	483,426	248,997	-251,229		483,432	-			483,432
Total Sky Digital Stockholders' Equity	5,159,449	1,001,584	(1,003,816		5,159,455	(148,117)	-		5,011,338
					-
Non-controlling interest	-	2,239	2,239	(c)	2,239	-			2,239
Total stockholders' equity	5,159,449	1,003,823	(1,001,577		5,161,694	(148,117)	$-		5,013,577
					-
Total Liabilities and Stockholders' Equity	$7,648,455	$1,126,595	$219,776		$8,994,826	$164	$-		$8,994,990

(A) Represents the Consolidated Balance Sheet of HongKong First Digital Holding Ltd.("First Digital")and Subsidiaries as of March 31, 2011

SKY DIGITAL STORES CORP. AND HONGKONG FIRST DIGITAL HOLDING LTD.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2011

	Hongkong First Digital	Shenzhen Dasen Communication	Pro Forma	SKY Digital	Pro forma		Pro forma
	Holding Ltd. (A)	Technology Co. Ltd.	First Digital	Stores Corp. (B)	Adjustments		Combined
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)			(Unaudited)

Sales	$9,431,261	$553,658	$9,984,920	$-			$9,984,920
			-
Cost of goods sold	(8,444,418)	(519,627)	(8,964,045)	-			(8,964,045)
			-
Gross profit	986,843	34,031	1,020,874	-			1,020,874
			-
Operating expenses:			-
General and administrative expenses	(330,754)	(108,571)	(439,325)	(18,178)	18,178	(b)	(439,325)
Selling expense	(122,005)	(35,252)	(157,257)	-			(157,257)
Total operating expenses:	(452,759)	(143,823)	(596,582)	(18,178)	18,178		(596,582)
			-
Operating income (loss)	534,084	(109,792)	424,292	(18,178)			424,292
			-
Other income (expense):			-
Interest income	1,628	16	1,643				1,643
Interest expenses		(957)	(957)	(3,048)	3,048	(b)	(957)
Other income		79,646	81,274				81,274
Other expense	-	(3,062)	(3,062)				(3,062)
Total other income (expense)	1,628	75,642	77,269	(3,048)	3,048		78,897
			-
Income before income tax	535,712	(34,150)	501,561	(21,226)	21,226		501,561
			-
Income tax	(151,657)	(2,258)	(153,915)	-	-		(153,915)
			-
Net income (loss)	384,055	(36,409)	347,646	(21,226)	21,226		347,646
			-
Less: net income (loss) attributable to non-controlling interests	-	2,239	2,239				2,239
			-
Net Income Attributable to Sky Digital Shareholder	$384,055	$(38,648)	$345,407				$345,407

Net income for common share
Earnings per share-Basic							$0.01
Earnings per share-Diluted							$0.01

Weighted average common shares outstanding
Basic							24,309,066
Diluted							24,309,066

(A) Represents the Consolidated Statement of Incomes of HongKong First Digital Holding Ltd.("First Digital") and Subsidiaries for the three months ended March 31, 2011
(B) Represents the Statement of Operations of SKY Digital Stores Corp. (Formerly known as Yellowcake Mining, Inc.) for the three months ended April 30, 2011

Pro Forma Adjustments

The following adjustments would be required if the Share Exchange Transaction occurred as indicated above:

(a)	To record the issuance of an aggregate of 23,716,035 common shares of SKY Digital common stock for the Share Exchange Transaction;

(b)	To reflect the share exchange and recapitalization of First Digital;

(c)	To record the acquisition of Shenzhen Dasen for aggregate consideration of approximately $1,221,354.

6